DEBT	12 Months Ended
Dec. 31, 2015
DEBT
DEBT

14. DEBT

        Outstanding debt, net of debt issuance costs, of consolidated entities consisted of the following (dollars in millions):

	December 31,
	2015	2014
Senior Credit Facilities:
Term loans	$2,454	$2,468
Amounts outstanding under A/R programs	215	229
Senior notes	1,850	1,582
Senior subordinated notes	—	526
Variable interest entities	151	207
Other	125	109

Total debt—excluding debt to affiliates	$4,795	$5,121

Total current portion of debt	$170	$267
Long-term portion	4,625	4,854

Total debt—excluding debt to affiliates	$4,795	$5,121

Total debt—excluding debt to affiliates	$4,795	$5,121
Notes payable to affiliates-current	100	100
Notes payable to affiliates-noncurrent	698	656

Total debt	$5,593	$5,877

DIRECT AND SUBSIDIARY DEBT

        Certain of our subsidiaries are designated as nonguarantor subsidiaries and have third-party debt agreements. These debt agreements contain certain restrictions with regard to dividends, distributions, loans or advances. In certain circumstances, the consent of a third party would be required prior to the transfer of any cash or assets from these subsidiaries to us.

Debt Issuance Costs

        We record debt issuance costs related to a debt liabillty on the balance sheet as a reduction in the face amount of that debt liability. As of December 31, 2015 and 2014, the amount of debt issuance costs directly reducing the debt liability was $67 million and $79 million, respectively. We record the amortization of debt issuance costs as interest expense.

Senior Credit Facilities

        As of December 31, 2015, our Senior Credit Facilities consisted of our Revolving Facility, our extended term loan B facility ("Extended Term Loan B"), our extended term loan B facility—series 2 ("Extended Term Loan B—Series 2"), our 2015 extended term loan B facility ("2015 Extended Term Loan B"), our 2014 new term loan facility ("2014 New Term Loan"), and Term Loan C as follows (dollars in millions):

Facility	Committed Amount	Principal Outstanding		Unamortized Discounts and Debt Issuance Costs		Carrying Value		Interest Rate(3)	Maturity
Revolving Facility	$625	$—	(1)	$—	(1)	$—	(1)	USD LIBOR plus 2.75%	2017
Extended Term Loan B	NA	312			1	311		USD LIBOR plus 2.75%	2017
Extended Term Loan B—Series 2	NA	192		—		192		USD LIBOR plus 3.00%	2017
2015 Extended Term Loan B	NA	773		(5)		768		USD LIBOR plus 3.00%	2019
2014 New Term Loan	NA	1,188		(55)		1,133		USD LIBOR plus 3.00%(2)	2021
Term Loan C	NA	50		—		50		USD LIBOR plus 2.25%	2016

(1)

We had no borrowings outstanding under our Revolving Facility; we had approximately $15 million (U.S. dollar equivalents) of letters of credit and bank guarantees issued and outstanding under our Revolving Facility.

(2)	The 2014 New Term Loan is subject to a 0.75% LIBOR floor.
(3)

The applicable interest rate of the Senior Credit Facilities is subject to certain secured leverage ratio thresholds. As of December 31, 2015, the weighted average interest rate on our outstanding balances under the Senior Credit Facilities was approximately 3%.

        Our obligations under the Senior Credit Facilities are guaranteed by our Guarantors, and are secured by a first priority lien on substantially all of our domestic property, plant and equipment, the stock of all of our material domestic subsidiaries and certain foreign subsidiaries, and pledges of intercompany notes between certain of our subsidiaries.

Amendment to the Credit Agreement

        On August 10, 2015 we entered into a fourteenth amendment to the agreement governing the Senior Credit Facilities (the "Credit Agreement"). The amendment extends the stated maturity date of $773 million aggregate principal amount of our Extended Term Loan B and Extended Term Loan B—Series 2 from April 19, 2017 to April 19, 2019 and increases the interest rate margin with respect to the 2015 Extended Term Loan B to LIBOR plus 3.00%

        On October 1, 2014, the 2014 New Term Loan in an aggregate principal amount of $1.2 billion was used to fund the Rockwood Acquisition. See "Note 3. Business Combinations—Rockwood Acquisition." The 2014 New Term Loan matures on October 1, 2021 and has amortized in aggregate annual amounts equal to 1% of the original principal amount of the 2014 New Term Loan, payable quarterly as of March 31, 2015. The 2014 New Term Loan bears interest at an interest rate margin of LIBOR plus 3.00% (subject to a 0.75% floor).

        On October 1, 2014, we entered into a further amendment to the Credit Agreement. The amendment increased revolving commitments in an aggregate principal amount of $25 million to an aggregate amount of $625 million.

A/R Programs

        Our A/R Programs are structured so that we grant a participating undivided interest in certain of our trade receivables to the U.S. SPE and the EU SPE. We retain the servicing rights and a retained interest in the securitized receivables. Information regarding our A/R Programs as of December 31, 2015 was as follows (monetary amounts in millions):

Facility	Maturity	Maximum Funding Availability(1)	Amount Outstanding	Interest Rate(2)
U.S. A/R Program	March 2018	$250	$90(3)	Applicable rate plus 0.95%
EU A/R Program	March 2018	€225 (approximately $246)	€114 (approximately $125)	Applicable rate plus 1.10%

(1)

The amount of actual availability under our A/R Programs may be lower based on the level of eligible receivables sold, changes in the credit ratings of our customers, customer concentration levels and certain characteristics of the accounts receivable being transferred, as defined in the applicable agreements.

(2)	Applicable rate for our U.S. A/R Program is defined by the lender as USD LIBOR. Applicable rate for our EU A/R Program is either GBP LIBOR, USD LIBOR or EURIBOR.
(3)	As of December 31, 2015, we had approximately $7 million (U.S. dollar equivalents) of letters of credit issued and outstanding under our U.S. A/R Program.

        During the three months ended March 31, 2015, we entered into amendments to our A/R Programs that, among other things, extend the scheduled commitment termination dates and reduce the applicable borrowing margins. As of December 31, 2015 and 2014, $438 million and $472 million, respectively, of accounts receivable were pledged as collateral under our A/R Programs.

Notes

        As of December 31, 2015, we had outstanding the following notes (monetary amounts in millions):

Notes	Maturity	Interest Rate	Amount Outstanding	Unamortized Discounts and Debt Issuance Costs
2020 Senior Notes	November 2020	4.875%	$650 ($646 carrying value)	$(4)
2021 Senior Notes	April 2021	5.125%	€445 (€443 carrying value ($484))	$(2)
2022 Senior Notes	November 2022	5.125%	$400 ($396 carrying value)	$(4)
2025 Senior Notes	April 2025	4.25%	€300 (€297 carrying value ($324))	$(4)

        On March 31, 2015, we completed a €300 million (approximately $326 million) offering of 2025 Senior Notes. On April 17, 2015, we applied the net proceeds of this offering to redeem $289 million ($294 million carrying value) of our 2021 Senior Subordinated Notes.

        The 2025 Senior Notes bear interest at 4.25% per year, payable semi-annually on April 1 and October 1, and are due on April 1, 2025. We may redeem the 2025 Senior Notes in whole or in part at any time prior to January 1, 2025 at a price equal to 100% of the principal amount thereof plus a "make-whole" premium and accrued and unpaid interest.

        The 2020, 2021, 2022 and 2025 Senior Notes are general unsecured senior obligations of our Company and are guaranteed on a general unsecured senior basis by the Guarantors. The indentures impose certain limitations on the ability of our Company and our subsidiaries to, among other things, incur additional indebtedness secured by any principal properties, incur indebtedness of nonguarantor subsidiaries, enter into sale and leaseback transactions with respect to any principal properties and consolidate or merge with or into any other person or lease, sell or transfer all or substantially all of its properties and assets. Upon the occurrence of certain change of control events, holders of the 2020, 2021, 2022 and 2025 Senior Notes will have the right to require that we purchase all or a portion of such holder's notes in cash at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest to the date of repurchase.

Redemption of Notes and Loss on Early Extinguishment of Debt

        During the years ended December 31, 2015 and 2014, we redeemed or repurchased the following notes (dollars in millions):

Date of Redemption	Notes	Principal Amount of Notes Redeemed	Amount Paid (Excluding Accrued Interest)	Loss on Early Extinguishment of Debt
September 2015	2021 Senior Subordinated Notes	$195	$204	$7
April 2015	2021 Senior Subordinated Notes	289	311	20
January 2015	2021 Senior Subordinated Notes	37	40	3
December 2014	2021 Senior Subordinated Notes	8	9	—
November 2014	2020 Senior Subordinated Notes	350	374	28

Variable Interest Entity Debt

        As of December 31, 2015, Arabian Amines Company, our consolidated 50%-owned joint venture, had $143 million outstanding under its loan commitments and debt financing arrangements. On April 29, 2015, Arabian Amines Company obtained a waiver of certain financial covenants from the lender as well as a waiver of prior noncompliance under the debt financing agreements. As of December 31, 2015, Arabian Amines Company is in compliance with its debt financing arrangements and we have classified $11 million as current debt and $132 million as long-term debt on our consolidated balance sheets. We do not guarantee these loan commitments, and Arabian Amines Company is not a guarantor of any of our other debt obligations.

Other Debt

        On July 24, 2015, HPS entered into a financing arrangement to fund the construction of our MDI plant in China. As part of the financing, HPS has secured commitments of a RMB 669 million (approximately $103 million) term loan and a RMB 423 million (approximately $65 million) working capital facility. These facilities are unsecured, and we do not provide a guarantee of these loan commitments. As of December 31, 2015 we had nil borrowed on these facilities.

Note Payable from Huntsman International to Huntsman Corporation

        As of December 31, 2015, there was a $797 million loan outstanding owed by us to Huntsman Corporation. The Intercompany Note is unsecured and $100 million of the outstanding amount is classified as current as of December 31, 2015 on our consolidated balance sheets. As of December 31, 2015, under the terms of the Intercompany Note, we promise to pay Huntsman Corporation interest on the unpaid principal amount at a rate per annum based on the previous monthly average borrowing rate obtained under our U.S. A/R Program, less 10 basis points (provided that the rate shall not exceed an amount that is 25 basis points less than the monthly average borrowing rate obtained for the U.S. LIBOR-based borrowings under our Revolving Facility).

COMPLIANCE WITH COVENANTS

        We believe that we are in compliance with the covenants contained in the agreements governing our material debt instruments, including our Senior Credit Facilities, our A/R Programs and our notes.

        Our material financing arrangements contain certain covenants with which we must comply. A failure to comply with a covenant could result in a default under a financing arrangement unless we obtained an appropriate waiver or forbearance (as to which we can provide no assurance). A default under these material financing arrangements generally allows debt holders the option to declare the underlying debt obligations immediately due and payable. Furthermore, certain of our material financing arrangements contain cross-default and cross-acceleration provisions under which a failure to comply with the covenants in one financing arrangement may result in an event of default under another financing arrangement.

        Our Senior Credit Facilities are the Leverage Covenant which applies only to the Revolving Facility. The Leverage Covenant is applicable only if borrowings, letters of credit or guarantees are outstanding under the Revolving Facility (cash collateralized letters of credit or guarantees are not deemed outstanding). The Leverage Covenant is a net senior secured leverage ratio covenant which requires that Huntsman International's ratio of senior secured debt to EBITDA (as defined in the applicable agreement) is not more than 3.75 to 1.

        If in the future we fail to comply with the Leverage Covenant, then we may not have access to liquidity under our Revolving Facility. If we failed to comply with the Leverage Covenant at a time when we had uncollateralized loans or letters of credit outstanding under the Revolving Facility, we would be in default under the Senior Credit Facilities, and, unless we obtained a waiver or forbearance with respect to such default (as to which we can provide no assurance), we could be required to pay off the balance of the Senior Credit Facilities in full, and we may not have further access to such facilities.

        The agreements governing our A/R Programs also contain certain receivable performance metrics. Any material failure to meet the applicable A/R Programs' metrics in the future could lead to an early termination event under the A/R Programs, which could require us to cease our use of such facilities, prohibiting us from additional borrowings against our receivables or, at the discretion of the lenders, requiring that we repay the A/R Programs in full. An early termination event under the A/R Programs would also constitute an event of default under our Senior Credit Facilities, which could require us to pay off the balance of the Senior Credit Facilities in full and could result in the loss of our Senior Credit Facilities.

MATURITIES

        The scheduled maturities of our debt (excluding debt to affiliates) by year as of December 31, 2015 are as follows (dollars in millions):

Year ending December 31,
2016	$170
2017	546
2018	269
2019	786
2020	693
Thereafter	2,331

$4,795